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                                PLEDGE AGREEMENT

         This PLEDGE AGREEMENT is made this 25th day of April, 1996 and is among SPECTRAN CORPORATION, having a place of business at 50 Hall Road, Sturbridge, Massachusetts ("Borrower"); FLEET NATIONAL BANK, having a place of business at 370 Main Street, Worcester, Massachusetts ("Lender") and FLEET INVESTMENT ADVISORS, having a place of business at 75 State Street, Boston, Massachusetts ("Agent").

         In order to induce Lender to make a loan in the amount of $22,000,000.00 (the "Loan") to Borrower and its subsidiaries pursuant to various notes issued by Borrower and its subsidiaries to Lender dated of even date herewith (the "Notes") and in consideration thereof and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1.      Pledge of Collateral.

                 1.1 In order to secure the payment and satisfaction of all sums due under the Loan and all documents executed in connection therewith, including the Notes and this Pledge Agreement (the "Documents") and in order to secure the performance of all of the obligations of Borrower and its subsidiaries under the Documents, Borrower hereby pledges, assigns, transfers to Lender, grants to Lender a continuing security interest in and delivers (in the case of certificated securities of which Borrower is in possession) to Lender the shares, securities or other property described in Exhibit A attached hereto and any and all replacements and proceeds thereof (the "Pledged Collateral"). The Pledged Collateral is held in Borrower's account (#0000610770) with Agent (the "Account").

         2.      Rights and Remedies.

                 2.1 So long as (i) no Event of Default shall have occurred under the Documents and (ii) Borrower is in compliance with its obligations under the Documents, Borrower shall be entitled to (a) receive all sums paid in respect of interest, dividends, or any other distributions on the Pledged Collateral (whether in the form of cash payments, additional shares, reclassified or readjusted shares or otherwise) (b) exercise any and all voting rights as owner of the Pledged Collateral, and (c) sell and/or trade the Pledged Collateral, provided all of Borrower's investments must be in accordance with the parameters set forth in Exhibit 6.02(l) to the Loan Agreement. Other than as set forth above, Borrower acknowledges that it will not give any instructions to otherwise deal with any of the Pledged Collateral not specifically provided in the preceding sentence without the prior written consent of Lender.

                 2.2 If an Event of Default under the Documents shall have occurred, Lender shall have the following rights and remedies in addition to the rights and remedies of a secured party under the Uniform Commercial Code, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as Lender deems expedient:
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                 (i) Lender may demand, sue for, collect or make any compromise or settlement Lender deems suitable in respect of the Pledged Collateral;

                 (ii) Lender may sell, resell, assign, deliver, or otherwise dispose of any or all of the Pledged Collateral, for cash upon such terms at such place or places, at such time or times and to such entities or other persons as Lender deems expedient, all without demand for performance by Borrower or any notice or advertisement whatsoever, except as expressly provided herein; and

                 (iii) Lender may cause all or any part of the Pledged Collateral to be transferred into its name or the name of its nominee or nominees.

                 2.3 In the event of any private sale of the Pledged Collateral, Lender shall give Borrower ten (10) days prior written notice of the time after which any private sale is to be made. In the event of any disposition other than a private sale no notice will be required. Borrower hereby acknowledges that ten
(10) days prior written notice of private sale shall be reasonable notice. Lender may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by Borrower to the fullest extent permitted by law). Lender may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, and other expenses which may be incurred by Lender in attempting to collect the Loan or to enforce the Documents or in the prosecution or defense of any action or proceeding related to the subject matter of the Documents and then to the Loan in such order or preference as Lender may determine.

         3.      Covenants and Warranties.

                 3.1 Borrower agrees to reimburse Lender, on demand, for any amounts paid or advanced by Lender for the purpose of preserving the Pledged Collateral or any part thereof and/or any liabilities or expenses incurred by Lender as the transferor or holder of the Pledged Collateral.

                 3.2 Lender shall be under no duty to: (i) collect or protect the Pledged Collateral or any proceeds thereof or give any notice with respect thereto; (ii) preserve the rights of Borrower with respect to the Pledged Collateral against third parties; (iii) preserve rights against any parties to any instrument or chattel paper which may become a part of the Pledged Collateral; (iv) sell or otherwise realize upon the Pledged Collateral; or (v) seek payment from any particular source. Without limiting the generality of the foregoing, Lender shall not be obligated to take any action in connection with any conversion, call, redemption, retirement or other event relating to any of the Pledged Collateral.

                 3.3 Borrower agrees to and hereby instructs Agent to comply at all times with the covenants set forth in Section 4 of this Pledge Agreement.


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         4.      Agent.

                 4.1 Agent is hereby instructed to make an appropriate entry in its records, either in writing or electronically, to register the pledge of the Pledged Collateral to Lender and to the extent it is holding certificated securities, to hold such securities in its possession on behalf of Lender and to take any other action necessary in order to perfect Lender's security interest in the Pledged Collateral. Agent represents and warrants to Lender that it has taken all necessary action, including making entries in its records reflecting Lender's security interest in the Pledged Collateral held by Agent in the Account and shall maintain such book entries with respect to the Pledged Collateral until it shall have received from Lender written acknowledgment that the security interest granted to Lender by this Pledge Agreement has been terminated.

                 4.2 Agent shall, at all times hereafter, become and irrevocably remain agent for, and custodian of possession of, all Pledged Collateral in the Account only on behalf of Lender, in its capacity as assignee and secured party of Borrower for purposes of maintaining custody of the Pledged Collateral on behalf of Lender to assure continuing perfection of the pledge, assignment, and security interest granted hereby and to satisfy the terms and conditions of this Pledge Agreement.

                 4.3 All fees, costs, and expenses due, or to become due to Agent on account of continued maintenance of the Pledged Collateral, shall at all times, however, remain Borrower's responsibility, without charge to Lender, and Lender shall have no liability to Agent in the event of dispute, or claim by Agent against Borrower upon any matter arising out of, or related to, the Pledged Collateral.

                 4.4 Agent shall not allow assignment, sale (except in accordance with Section 2.1 hereof and the investment parameters set forth in
Exhibit 6.02(l) to the Loan Agreement), or hypothecation of the Pledged Collateral without the express written consent of Lender, nor to itself set-off or debit any Pledged Collateral, or proceeds of sale thereof, upon claims or liabilities of Borrower or any other party to it. At Borrower's request, Agent may substitute certain of the Pledged Collateral with other shares, securities or other property which meet the investment parameters set forth in Exhibit 6.02(l) to the Loan Agreement and Agent may facilitate such substitutions and will take all necessary steps to perfect Lender's security interest in such substituted Pledged Collateral. The Pledged Collateral may not be liquidated and the proceeds disbursed to Borrower or any other person or entity without Lender's prior written consent. Unless and until Agent has received written notice from Lender that an Event of Default has occurred under the Documents, Borrower shall be entitled to receive and Agent shall pay to Borrower promptly after receipt, all sums paid in respect of interest, dividends, or any other distributions on the Pledged Collateral (whether in the form of cash payments, additional shares, reclassified or readjusted shares or otherwise), exercise any and all voting rights as owner of the Pledged Collateral, and sell and/or trade the Pledged Collateral.

                 4.5 In case any of the Pledged Collateral shall be attached, garnished or levied upon pursuant to an order of court, or the delivery thereof shall be stayed or enjoined by an order

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of court or any other order, judgement or decree shall be made or entered by any court affecting such Pledged Collateral or any part thereof, or any act of Agent, Agent is hereby expressly authorized in its reasonable discretion to obey and comply with all final writs, orders, judgments or decrees so entered or issued by any court without the necessity of inquiry whether such court had jurisdiction; and in case Agent obeys or complies with any such writ, order, judgment or decree, Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance. Agent shall give written notice promptly to Lender and Borrower if all or any part of the Pledged Collateral shall be attached, garnished, levied upon or otherwise made the subject of judicial action. Should any dispute arise with respect to the Pledged Collateral held by Agent and/or ownership or right of possession of such Pledged Collateral or as to the existence of any Event of Default under the Documents, Agent is authorized and directed to retain in its possession without liability to anyone all (or the portion thereof subject to the dispute) of the Pledged Collateral, then in its possession until such dispute shall have been settled either by mutual agreement of the parties or by a final order, decree or judgement of a court of competent jurisdiction in the United States of America and time for appeal has expired and no appeal has been perfected, provided, however, Agent shall be under no duty to institute or defend any such proceedings.

                 4.6 Agent may resign at any time upon at least thirty (30) days written notice to Lender and Borrower. In the event that Agent shall so resign or shall for any reason be unable to or unwilling to act as Agent hereunder, then Lender shall appoint a successor agent. Agent and Borrower shall take any and all action (including delivery of the Pledged Collateral to the successor agent) and sign, seal, execute, acknowledge and deliver any and all documents necessary or convenient in the opinion of the succeeding agent to transfer title to all of the Pledged Collateral to such successor. Notwithstanding the foregoing, in no event will Agent's resignation or removal be effective unless and until a successor agent has been appointed in accordance with the terms hereof.

                 4.7 Agent shall provide Lender and Borrower with information reasonably required by Lender with respect to the value of the Pledged Collateral, income earned thereon or compliance with this Section 4. Agent shall provide to Lender and Borrower within fifteen (15) days of the end of each month a report setting forth (i) the value of the Pledged Collateral, (ii) the income earned thereon, and (iii) such other information as Lender may reasonably request in order to monitor Borrower's compliance with the terms hereof.

                 4.8 Agent hereby represents and warrants to Lender that: (i) the Pledged Collateral is made up of "certificated securities" as that term is defined in Section 8-102 of the Uniform Commercial Code (the "Code") and the Pledged Collateral is registered in the name and is subject to the exclusive control of The Depository Trust Company ("DTC") or its nominee; (ii) Agent is a "financial intermediary" as that term is defined in Section 8-313(4) of the Code and is not a "clearing corporation", as that term is defined in Section 8-102(3) of the Code; (iii) appropriate entries have been made on the books of DTC to reflect that the Pledged Collateral is being held by DTC for Agent or for one or more other financial intermediaries for the benefit of Agent and (iv) Agent is unaware of any other security interest in, or pledge of, the Pledged

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Collateral.

                 4.9 Agent's signature hereto will serve as an acknowledgment that (i) it has received a copy of a duly executed original of this Pledge Agreement, (ii) it has received the Pledged Collateral, (iii) the Pledged Collateral has been delivered to the Account, (iv) it has taken all necessary steps to perfect Lender's security interest in the Pledged Collateral and (v) Agent is unaware of any other security interest in, or pledge of, the Pledged Collateral.

                 4.10 Borrower hereby irrevocably appoints Agent as Borrower's true and lawful attorney-in-fact, with full power (a) to sign or endorse the name of Borrower on any and all of the Pledged Collateral held by Agent hereunder, (b) to keep the Pledged Collateral held hereunder in the form of street certificates or in the name of a nominee without indication of any fiduciary capacity, and (c) in Borrower's name, to sign or execute any other documents or do any act in furtherance of this Pledge Agreement.

                 4.11 Borrower agrees to indemnify and hold harmless Agent from and against any cost, expense, damage or liability which Agent may incur as a result of compliance herewith except for gross negligence or wilful misconduct.

         5.   General.

                 5.1 Each reference herein to Lender shall be deemed to include its successors and assigns, and each reference to Borrower shall be deemed to include the heirs, administrators, legal representatives, successors and assigns of Borrower, all of whom are bound by the provisions hereof. All obligations of Borrower hereunder shall inure to the benefit of Lender.

                 5.2 No delay on the part of Lender in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on Borrower shall be deemed to be a waiver of any obligations of Borrower or of the right of Lender to take other or further action without notice or demand as provided herein. In any event, no modification or waiver of the provisions hereof will be effective unless in writing and signed by Lender, nor shall any waiver be applicable except in the specific instance or matter for which given.

                 5.3 Each provision of this Pledge Agreement shall be interpreted in accordance with and in all respects governed by the laws of the Commonwealth of Massachusetts and should any portion of this Pledge Agreement be declared invalid for any reason, such declaration shall have no effect upon the remaining portions of this Pledge Agreement.

                 5.4 Any notices hereunder shall be deemed given upon delivery if delivered in hand, and only two (2) days after they have been mailed by registered or certified mail, postage prepaid, or twelve (12) hours after such notice has been sent by straight telegram, telegraphic charges prepaid, to the parties at the addresses set forth below:

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                          (i)     SpecTran Corporation
                                  50 Hall Road
                                  Sturbridge, MA  01566

                          (ii)    Fleet National Bank
                                  370 Main Street
                                  Worcester, MA  01608
                                  Attention: Senior Commercial Loan Officer

                          (iii)   Fleet Investment Advisors
                                  75 State Street
                                  Boston, MA  02109

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed as a sealed instrument this 25th day of April, 1996.

                                           SPECTRAN CORPORATION


                                           By: /s/  G.Moore
                                              ------------------------
                                           Its Duly Authorized Officer


                                           FLEET NATIONAL BANK


                                           By:/s/ John Lynch
                                              ------------------------
                                           Its Duly Authorized Officer


                                           FLEET INVESTMENT ADVISORS


                                           By:/s/
                                              ------------------------
                                           Its Duly Authorized Officer

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                                    Exhibit A

                               PLEDGED COLLATERAL

Pledged Collateral held by Agent in account number: 0000610770 as Agent for Lender:

                                  Par               Market Value
Cusip      Description            Amount           (April _, 1996)
- -----      -----------            ------           ---------------
                                                 Total   $___________

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